Exhibit (q)

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                         CDC NVEST CASH MANAGEMENT TRUST
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST
                           CDC NVEST COMPANIES TRUST I

                                POWER OF ATTORNEY

     We, the undersigned, hereby constitute John M. Loder, John E. Pelletier and Thomas P. Cunningham, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

      Witness our hands on the 31st day of August, 2001.

/s/ Graham Allison                         /s/ Sandra O. Moose
-----------------------------             --------------------------------------
Graham Allison - Trustee                            Sandra O. Moose - Trustee

/s/ Daniel M. Cain                         /s/ John A. Shane
-----------------------------             --------------------------------------
Daniel M. Cain - Trustee                            John A. Shane - Trustee

/s/ Kenneth J. Cowan                       /s/ Peter S. Voss
-----------------------------             --------------------------------------
Kenneth J. Cowan - Trustee                          Peter S. Voss - Trustee

/s/ Richard Darman                         /s/ Pendleton P. White
-----------------------------             --------------------------------------
Richard Darman - Trustee                            Pendleton P. White - Trustee

/s/ John T. Hailer
-----------------------------
John T. Hailer - Trustee

                                                     Registration Nos. 333-37314
                                                                       811-09945


                           CDC NVEST COMPANIES TRUST I


                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits

(a)                           Articles of Incorporation.


          (1) The Registrant's First Amended and Restated Agreement and Declaration of Trust dated ________ (the "Agreement and Declaration") is filed herewith.




(b)                           By-Laws.


          (1) The Registrant's By-Laws are incorporated by reference to exhibit (b)(1) to the initial registration statement ("Registration Statement") filed on May 18, 2000.


(c)                           Instruments Defining Rights of Security Holders.


                              Rights of shareholders are described in Article III and Article V of the Registrant's Agreement and Declaration which is filed herewith.


(d)                           Investment Advisory Contracts.


          (1) Advisory Agreement dated October 30, 2000, between the Registrant on behalf of CDC Nvest AEW Real Estate Fund and AEW Management and Advisors, L.P. ("AEW") is incorporated by reference to exhibit
                              (d)(1) to Post-Effective Amendment ("PEA") No. 1 to the Registration Statement filed on October 30, 2000.


(e)                           Underwriting Contracts.


          (1) Distribution Agreement dated January 2, 2001, between Registrant on behalf of CDC Nvest AEW Real Estate Fund and CDC IXIS Asset Management
                              Distributors, L.P. ("CDC IXIS Distributors") is incorporated by reference to exhibit (e)(1) to PEA No. 2 to the Registration Statement filed on December 29, 2000.



          (2)                 Form  of  Dealer   Agreement   used  by  CDC  IXIS
                              Distributors is filed herewith.


(f)                           Bonus or Profit Sharing Contracts.

                              Not applicable.

(g)                           Custodian Agreements.


          (1) Custodian Contract dated August 1, 2000, between Registrant, on behalf of CDC Nvest AEW Real Estate Fund and State Street Bank and Trust Company ("State Street Bank") is incorporated by reference to exhibit (g)(1) to Pre-Effective Amendment ("PreEA") No. 2 to the Registration Statement filed on September 1, 2000.

          (2) Amendment dated June 15, 2001 to the Custody Contract dated August 1, 2000 is filed herewith.



          (3) Form of Custodian Contract between Investors Bank & Trust Company ("IBT") and the Registrant on behalf of its CDC Nvest AEW Real Estate Fund is filed herewith.



          (4) Form of Delegation Agreement between IBT and the Registrant on behalf of its CDC Nvest AEW Real Estate Fund is filed herewith.


(h)                           Other Material Contracts.


          (1)       (i)       Transfer   Agency  and  Service   Agreement  dated
                              September 1, 2000, between the Registrant on behalf of its CDC Nvest AEW Real Estate Fund and
                              CDC IXIS Asset Management Services, Inc. ("CIS") is incorporated by reference to exhibit (h)(1) to PreEA No. 2 to the Registration Statement filed on
                              September 1, 2000.



                    (ii)      Amendment dated January 1, 2002 to Fee Schedule of
                              Transfer   Agency  and  Service   Agreement  dated
                              September 1, 2000 is filed herewith.



            (2) Administrative Services Agreement dated October 30, 2000, between CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust - Money Market Series, CDC Nvest Tax Exempt Money Market Trust and CIS is incorporated by reference to exhibit
                              (h)(2) to PEA No. 2 to the Registration Statement filed on December 29, 2000.



            (3) Amendment dated December 1, 2000 to Administrative Services Agreement dated October 30, 2000, between CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust - Money Market Series, CDC Nvest Tax Exempt Money Market Trust and CIS is incorporated by reference to exhibit (h)(3) to PEA No. 2 to the Registration Statement filed on December 29, 2000.



          (4) Amendment dated January 2, 2001, adding Registrant on behalf of its CDC Nvest AEW Real Estate Fund to the Administrative Services Agreement dated October 30, 2000, between CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust
                              III, CDC Nvest Cash Management Trust - Money Market Series, CDC Nvest Tax Exempt Money Market Trust and CIS is incorporated by reference to exhibit (h)(4) to PEA No. 2 to the Registration Statement filed on December 29, 2000.


          (5)


                    (i) Fee Waiver/Reimbursement Undertakings dated September 1, 2001 between CDC IXIS Advisers and the Registrant on behalf of CDC Nvest AEW Real Estate Fund is filed herewith.



                    (ii) Fee Waiver/Reimbursement Undertakings dated April 30, 2002 between AEW and the Registrant on behalf of CDC Nvest AEW Real Estate Fund is filed herewith.



          (6) Form of Securities Lending Agreement between IBT and the Registrant on behalf of its CDC Nvest AEW Real Estate Fund is filed herewith.


(i)                           Legal Opinion.

          (1) Opinion and consent of counsel with respect to the Registrant's CDC Nvest AEW Real Estate Fund is incorporated by reference to exhibit (i)(1) to PreEA No. 2 to the Registration Statement filed on September 1, 2000.


(j)                           Other Opinions.


                              Consent of PricewaterhouseCoopers LLP is filed herewith.


(k)                           Omitted Financial Statements.

                              Not applicable.

(l)                           Initial Capital Agreements.


          (1) Subscription Agreement between Registrant on behalf of CDC Nvest AEW Real Estate Fund and AEW Capital Management, L.P. is incorporated by reference to exhibit (l)(1) to PreEA No. 2 to the Registration Statement filed on September 1, 2000.


(m)                           Rule 12b-1 Plans.


          (1) Service Plan for the class A shares of CDC Nvest AEW Real Estate Fund is incorporated by reference to exhibit (m)(1) to PEA No. 2 to the Registration Statement filed on December 29, 2000.



          (2) Distribution and Service Plan for the class B shares of CDC Nvest AEW Real Estate Fund is incorporated by reference to exhibit (m)(2) to PEA No. 2 to the Registration Statement filed on December 29, 2000.



          (3) Distribution and Service Plan for the class C shares of CDC Nvest AEW Real Estate Fund is incorporated by reference to exhibit (m)(3) to PEA No. 2 to the Registration Statement filed on December 29, 2000.


(n)                           Rule 18f-3 Plan.


          (i)                 Plan  pursuant to Rule 18f-3 under the  Investment
                              Company  Act  of  1940,   as  amended,   effective
                              December 13, 2001, is filed herewith.


(p)                           Code of Ethics.


          (1) Code of Ethics dated August 25, 2000, for Registrant is incorporated by reference to Exhibit
                              (p)(1) to PreEA No. 2 to the Registration Statement filed on September 1, 2000.



          (2) Code of Ethics dated August 1, 2000, for AEW is incorporated by reference to Exhibit (p)(2) to PreEA No. 2 to the Registration Statement filed on September 1, 2000.



          (3) Code of Ethics dated July 1, 2000, for CDC IXIS Distributors, L.P. is incorporated by reference to Exhibit (p)(3) to PreEA No. 2 to the Registration Statement filed on September 1, 2000.



(q)                           Powers of Attorney

                              Powers of Attorney for Peter S. Voss, Graham T. Allison, Jr., Daniel M. Cain, Kenneth J. Cowan, Richard Darman, John T. Hailer, Sandra O. Moose, John A. Shane and Pendleton P. White designating John M. Loder, John E. Pelletier and Thomas P. Cunningham as attorneys to sign for the Trustees of the Registrant is filed herewith.


Item 24. Persons Controlled by or under Common Control with the Fund.

     None.

Item 25. Indemnification.


     Under Article 4 of the Registrant's By-laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such covered person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 4 of the Registrant's By-laws and is incorporated by reference to exhibit 1(b) the Registration Statement filed on May 18, 2000.



     The Distribution Agreement, the Custodian Contract, the Transfer Agency and Shareholder Services Agreement and the Administrative Services Agreement (the "Agreements") described in this Registration Statement provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained from time to time in this Registration Statement and incorporated herein by reference.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


     Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with CDC IXIS Asset Management North America, L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.


Item 26. Business and Other Connections of Investment Adviser.


      (a) AEW, the adviser of the Registrant's CDC Nvest AEW Real Estate Fund, provides investment advice to a number of other organizations, institutional clients and individuals.

            The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of AEW during the past two years is incorporated herein by reference to schedule A and D of Form ADV filed by AEW pursuant to the Advisers Act (SEC file No. 801-48034; IARD/CRD No. 108638).


Item 27.  Principal Underwriters.


(a) CDC IXIS Asset Management Distributors, L.P., the Registrant's principal underwriter, also serves as principal underwriter for:



CDC Nvest Funds Trust I
CDC Nvest Funds Trust II
CDC Nvest Funds Trust III
CDC Nvest Tax Exempt Money Market Trust
CDC Nvest Cash Management Trust



(b)   The  general   partner  and   officers  of  the   Registrant's   principal
      underwriter, CDC IXIS Asset Management Distributors, L.P., and their address are as follows:


                                               Positions and Offices                       Positions and Offices
           Name                             with Principal Underwriter                        with Registrant
--------------------------------------------------------------------------------------------------------------------

CDC IXIS Asset Management           General Partner                                      None
Distribution Corp.


John T. Hailer                      President and Chief Executive Officer                President and Trustee

John E. Pelletier                   Senior Vice President, General Counsel,              Secretary and Clerk
                                    Secretary and Clerk

Scott E. Wennerholm                 Senior Vice President, Treasurer, Chief              None
                                    Financial Officer and Chief Operating Officer


Coleen Downs Dinneen                Vice President, Deputy General Counsel,              Assistant Secretary
                                    Assistant Secretary and Assistant Clerk



Beatriz Pina Smith                  Vice President and Assistant Treasurer,              None
                                    Controller



Anthony Loureiro                    Vice President and Chief Compliance                  None
                                    Officer


Frank S. Maselli                    Senior Vice President                                None

Kirk Williamson                     Senior Vice President                                None


George Pilibosian                   Senior Vice President                                None



Sharon Wratchford                   Senior Vice President                                None
Hugh Burton                         Senior Vice President                                None
Curt Overway                        Senior Vice President                                None
Matt Witkos                         Senior Vice President                                None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c) Not applicable.

Item 28. Location of Accounts and Records

The following companies maintain possession of the documents required by the specified rules:

(a)                 For all series of Registrant:


          (i)       CDC Nvest Companies Trust I
                    399 Boylston Street
                    Boston, Massachusetts 02116



          (ii)      State Street Bank and Trust Company
                    225 Franklin Street
                    Boston, Massachusetts 02110



                    Investors Bank & Trust Company
                    200 Clarendon Street
                    Boston, Massachusetts 02116



          (iii)     CDC IXIS Asset Management Distributors, L.P.
                    399 Boylston Street
                    Boston, Massachusetts 02116


(b)       (i)       For the series of the Registrant managed by AEW:

                    AEW Management and Advisors, L.P.
                    World Trade Center East
                    Two Seaport Lane
                    Boston, Massachusetts 02210

Item 29. Management Services.

     None.

Item 30. Undertakings.

     The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

                           CDC Nvest Companies Trust I

                                  Exhibit Index

                        Exhibits for Item 23 of Form N-1A

Exhibit      Exhibit Description

(a)(1)       First Amended and Restated Declaration of Trust
(e)(2)       Form of Dealer Agreement
(g)(2)       Amendment to Custodian Contract dated 6/15/01
(g)(3)       Form of Custodian Contract
(g)(4)       Form of Delegation Agreement
(h)(1)(ii)   Amendment to TA Fee Schedule
(h)(5)(i)    Fee Waiver/Expense Reimbursement Letter dated 9/01/01
(h)(5)(ii)   Fee Waiver/Expense Reimbursement Letter dated 4/30/02
(h)(6)       Form of Securities Lending Agreement
(j)          Consent of Auditors (PricewaterhouseCoopers)
(n)(ii)      18f-3 Plan effective 12/13/01
(q)          Power of Attorney dated 8/31/01